AMENDMENT NO. 1 TO 364 DAY REVOLVING CREDIT AGREEMENT

This Amendment No. 1 to 364 Day Revolving Credit Agreement (this “Amendment”) dated as of November 17, 2008, is made by and among CME GROUP INC., a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement described below) (in such capacity, the “Administrative Agent”) and each of the Lenders party hereto. All Lenders party to the Credit Agreement immediately prior to giving effect to this Amendment and the assignments made pursuant to the Master Assignment referenced below (which such Master Assignment shall be effective substantially simultaneously with this Amendment) shall be referred to herein as the “Existing Lenders”; all Existing Lenders that are party to this Amendment shall be referred to herein as the “Approving Existing Lenders”; all Existing Lenders that are not party to this Amendment shall be referred to herein as the “Non-Approving Existing Lenders”; and all Lenders party hereto that became party to the Credit Agreement substantially simultaneously with the execution and delivery of this Amendment and the assignments made pursuant to the Master Assignment referenced below shall be referred to herein as the “New Lenders”.

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent and the Existing Lenders have entered into that certain 364 Day Revolving Credit Agreement dated as of August 22, 2008 (the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Existing Lenders have made available to the Borrower a revolving credit facility; and

WHEREAS, the Borrower has advised the Administrative Agent and the Existing Lenders that it desires to amend certain provisions of the Credit Agreement to, among other things, postpone payment of certain of the continuation fees described in Section 2.10(b) of the Credit Agreement, as more particularly set forth below, and the Lenders signatory hereto are willing to effect such amendments on the terms and conditions contained in this Amendment;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a)	The following definition of “Amendment No.1” is inserted in Section 1.01 in the appropriate alphabetical position therein:

“Amendment No.1” means that certain Amendment No.1 to 364 Day Revolving Credit Agreement dated as of November 17, 2008 among the Borrower, the Administrative Agent and the Lenders party thereto.

(b)	The following definition of “Amendment No.1 Effectiveness Date” is inserted in Section 1.01 in the appropriate alphabetical position therein:

“Amendment No.1 Effectiveness Date” means November 17, 2008.

(c)	The following definition of “Approving Existing Lenders” is inserted in Section 1.01 in the appropriate alphabetical position therein:

“Approving Existing Lenders” means (i) those Existing Lenders that were parties to Amendment No. 1, and (ii) any future assignees of the Revolving Commitments of such Existing Lenders in effect as of the Amendment No.1 Effectiveness Date (and successive assignees of such Revolving Commitments), in each case only to the extent of such Revolving Commitments so assigned to such assignees by such Existing Lenders.

The following definition of “Existing Lenders” is inserted in Section 1.01 in the appropriate alphabetical position therein:

“Existing Lenders” means Bank of America, N.A., UBS Loan Finance LLC, Bank of Montreal, The Bank of Tokyo-Mitsubishi UFJ, Ltd. and PNC Bank National Association.

(d)	The following definition of “Master Assignment” is inserted in Section 1.01 in the appropriate alphabetical position therein:

“Master Assignment” means that certain Master Assignment and Assumption dated as of November 17, 2008 among Bank of America, N.A., UBS Loan Finance LLC, Bank of Montreal, The Bank of Tokyo-Mitsubishi UFJ, Ltd., PNC Bank National Association, Lloyds TSB Bank plc, Barclays Bank PLC, the Borrower and the Administrative Agent.

(e)	The following definition of “New Lenders” is inserted in Section 1.01 in the appropriate alphabetical position therein:

“New Lenders” means (i) Lloyds TSB Bank plc and Barclays Bank PLC and (ii) any future assignees of the Revolving Commitments of such Lenders in effect as of the Amendment No.1 Effectiveness Date (and successive assignees of such Revolving Commitments), in each case only to the extent of such Revolving Commitments so assigned to such assignees by such Lenders.

(f)	The following definition of “Non-Approving Existing Lenders” is inserted in Section 1.01 in the appropriate alphabetical position therein:

“Non-Approving Existing Lenders” means (i) those Existing Lenders that were not party to Amendment No. 1, and (ii) any future assignees of such Existing Lenders of the Revolving Commitments of such Existing Lenders in effect as of the Amendment No.1 Effectiveness Date (and successive assignees of such Revolving Commitments), in each case only to the extent of such Revolving Commitments so assigned to such assignees by such Existing Lenders.

(g)	Section 2.09(b) of the Credit Agreement is hereby amended by deleting “(b)” in the fourth line and inserting “(c)” in lieu thereof.

(h)	Section 2.10(b) is deleted in its entirety and the following Section 2.10(b)(i), (ii), (iii) and (iv) is inserted in lieu thereof:

(b)	(i) The Borrower agrees to pay to the Administrative Agent for the account of each respective Non-Approving Existing Lender (i) if on the date that is ninety (90) days after the Effective Date, all then outstanding Loans have not been paid in full and the Revolving Commitments have not been terminated, a continuation fee equal to 0.50% times the amount of the Revolving Commitments of such Non-Approving Existing Lender on such date, (ii) if on the date that is one hundred eighty (180) days after the Effective Date, all then outstanding Loans have not been paid in full and the Revolving Commitments have not been terminated, a continuation fee equal to 0.75% times the aggregate amount of the Revolving Commitments of such Non-Approving Existing Lender on such date and (iii) if on the date that is two hundred seventy (270) days after the Effective Date all then outstanding Loans have not been paid in full and the Revolving Commitments have not been terminated, a continuation fee equal to 1.00% times the aggregate amount of the Revolving Commitments of such Non-Approving Existing Lender on such date.

(ii) The Borrower agrees to pay to the Administrative Agent for the account of each respective Approving Existing Lender (i) if on the date that is ninety (90) days after the Effective Date, all then outstanding Loans have not been paid in full and the Revolving Commitments have not been terminated, a continuation fee equal to 0.25% times the amount of the Revolving Commitments of such Approving Existing Lender on such date after giving effect to Amendment No. 1 and the assignments made pursuant to the Master Assignment, (ii) if on the date that is one hundred eighty (180) days after the Effective Date, all then outstanding Loans have not been paid in full and the Revolving Commitments have not been terminated, a continuation fee equal to 0.75% times the aggregate amount of the Revolving Commitments of such Approving Existing Lender on such date and (iii) if on the date that is two hundred seventy (270) days after the Effective Date all then outstanding Loans have not been paid in full and the Revolving Commitments have not been terminated, a continuation fee equal to 1.25% times the aggregate amount of the Revolving Commitments of such Approving Existing Lender on such date.

(iii) The Borrower shall not be required to pay any continuation fees to New Lenders with respect to the Revolving Commitments of the New Lenders as of the Amendment No.1 Effectiveness Date after giving effect to Amendment No. 1 and the assignments made pursuant to the Master Assignment.

(iv) The Borrower and the Lenders acknowledge and agree that the Revolving Commitments held by each of the Existing Lenders on the Amendment No.1 Effectiveness Date after giving effect to Amendment No.1 and the assignments made pursuant to the Master Assignment (each such Revolving Commitment is hereinafter referred to as an “EL Revolving Commitment”) shall be subject to the terms of this Section 2.10(b) regardless of whether such EL Revolving Commitments are (A) held by such Existing Lender, (B) assigned to a Lender who becomes a Lender under this Agreement after the Amendment No.1 Effectiveness Date and who is neither a New Lender or an Existing Lender, or (C) held by any Lender (including any New Lender or Existing Lender) increasing its Revolving Commitments after the Amendment No.1 Effectiveness Date after giving effect to Amendment No.1 and the assignments made pursuant to the Master Assignment, in any such case as a result of an assignment of such EL Revolving Commitments from an Existing Lender to such Lender, and the Lender holding such EL Revolving Commitments shall be entitled to the continuation fees described above based on the amount of such EL Revolving Commitment held by any such Lender on any applicable date.

(i)	Section 2.14(a) of the Credit Agreement is hereby amended by deleting “(other than a payment or conversion made pursuant to Section 2.06)” in the third and fourth line and inserting “(other than a payment made pursuant to Section 2.12(b))” in lieu thereof.

(j)	The existing Schedule 2.01 is deleted it in its entirety and Schedule 2.01 attached hereto is inserted in lieu thereof.

2. Effectiveness; Conditions Precedent. The effectiveness of this Amendment and the amendments to the Credit Agreement herein provided are subject to the satisfaction of the following conditions precedent:

(a) the Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:

(i) counterparts of this Amendment, duly executed by the Borrower, each Approving Existing Lender and each of the New Lenders, which constitute Required Lenders, and acknowledged by the Administrative Agent;

(ii) (x) a true and complete copy of resolutions for the Borrower authorizing the amendments contemplated hereby, (y) a certification that each of the certificate of incorporation and by-laws of the Borrower has not been amended or otherwise modified since the effective date of the Credit Agreement or, in the alternative, attaching true and complete copies of all amendments and modifications thereto and (z) evidence of the good standing of the Borrower;

(iii) a certificate signed by a Senior Officer of the Borrower certifying as to the representations and warranties set forth in Section 3(a);

(iv) a written opinion (addressed to the Administrative Agent and the Lenders and dated the date hereof) of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Borrower, and a written opinion (addressed to the Administrative Agent and the Lenders and dated the date hereof) of the general counsel of the Borrower, each in form and substance reasonably satisfactory to the Administrative Agent; and

(v) originals or copies (which may include telecopy or electronic mail submission of a signed promissory note) of promissory notes in favor of each New Lender, substantially in the form of Exhibit D to the Credit Agreement.

(b) the Master Assignment referenced herein (a true and complete copy of which shall have been received by the Administrative Agent) shall have become effective substantially simultaneously with the effectiveness of this Amendment; and

(c) unless waived by the Administrative Agent, all accrued fees and expenses of the Arrangers, the Administrative Agent and the Lenders required to be paid in connection with the Credit Agreement on or prior to the closing of the Amendment shall have been paid.

This Agreement shall become effective as of the date hereof upon satisfaction of the conditions set forth in clauses (a) through (c) above and the Administrative Agent shall give notice to the Borrower of the effectiveness of this Amendment.

3. Representations and Warranties. In order to induce the Lenders to enter into this Amendment, the Borrower represents and warrants to the Lenders as follows:

(a) At the time of and immediately after giving effect to this Amendment, (i) the representations and warranties of the Borrower set forth in Article III of the Credit Agreement shall be true and correct in all material respects on and as of the date hereof, and (ii) no Default or Event of Default has occurred and is continuing;

(b) This Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

4. Entire Agreement. This Amendment, together with the Master Assignment and the Credit Agreement (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to any other party in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 9.02 of the Credit Agreement.

5. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement is hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic transmission (e.g. pdf or electronic mail) shall be effective as a manually executed counterpart of this Amendment.

7. Governing Law. THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. This Amendment shall be further subject to the provisions of Sections 9.09 and 9.10 of the Credit Agreement.

8. Enforceability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or enforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

9. References. All references to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

10. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, the Lenders and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 9.04 of the Credit Agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:

CME GROUP INC.
By:	/s/ James E. Parisi

Name:	James E. Parisi

Title:	Managing Director & CFO

ACKNOWLEDGED BY:

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Don B. Pinzon

Name:	Don B. Pinzon

Title:	Vice President

APPROVING EXISTING LENDERS:
BANK OF AMERICA, N.A., as a Lender
By:	/s/ William J. Coupe
Name:	William J. Coupe
Title:	Senior Vice President

UBS LOAN FINANCE LLC, as a Lender

By:/s/ Richard L. Tavrow
Name: Richard L. Tavrow
Title: Director

By:/s/ Irja R. Otsa
Name:Irja R. Otsa
Title:Associate Director

BANK OF MONTREAL, as a Lender

By:/s/ Linda [illegible]
Name: Linda [illegible]
Title: Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a

Lender

By:/s/ Victor Pierzchalski
Name: Victor Pierzchalski
Title: Authorized Signatory

PNC BANK NATIONAL ASSOCIATION, as a Lender

By:/s/ Edward J. Chidiac
Name: Edward J. Chidiac
Title: Managing Director

NEW LENDERS:

LLOYDS TSB BANK PLC, as a Lender

By:/s/ Alexander Wilson
Name: Alexander Wilson
Title: Director, Financial Institutions, USA

By:/s/ Candi Obrentz
Name: Candi Obrentz
Title: Associate Director, Financial
Institutions, USA

BARCLAYS BANK PLC, as a Lender

By:/s/ Nicholas Bell
Name: /s/ Nicholas Bell
Title: Director